EXECUTION VERSION

AMENDMENT NO. 2

Dated as of October 28, 2013

to the

REVOLVING CREDIT AGREEMENT

Dated as of October 21, 2011

Among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,

THE ROYAL BANK OF SCOTLAND PLC,
as Syndication Agent

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION
and
THE ROYAL BANK OF CANADA,
as Co-Documentation Agents

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of October 28 2013 (this “Amendment”) to the Revolving Credit Agreement dated as of October 21, 2011 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank, THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., KEYBANK NATIONAL ASSOCIATION and THE ROYAL BANK OF CANADA., as Co-Documentation Agents (as amended by Amendment No. 1 dated as of March 28, 2013, the “Existing Credit Agreement” and, as amended by this Amendment, the “Extended Credit Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment, (each such Bank, an “Existing Bank”) enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination date of their Commitments to October 28, 2018 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;

WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”); and

WHEREAS, on the Second Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Extended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Extended Credit Agreement, as applicable.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit

Agreement shall, on and after the Second Amendment Effective Date, refer to the Extended Credit Agreement.

Section 2. Amended Terms and Second Amendment Effective Date Transactions.

(a) Each of the parties hereto agrees that, effective on the Second Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Extended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b) On the Second Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Extended Credit Agreement, so that the aggregate Commitment of such Extending Bank under the Extended Credit Agreement shall equal such Extending Bank’s Extended Commitments.

Section 3. Representations of Borrower.  The Borrower represents and warrants, as of the date hereof, that:

(a) the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Extended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Extended Credit Agreement.  The Borrower has duly executed and delivered this Amendment, and this Amendment and the Extended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b) no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission after the Second Amendment Effective Date;

(c) the execution, delivery and performance by the Borrower of this Amendment and the Extended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Extended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW.  (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE EXTENDED CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Second Amendment Effective Date unless otherwise indicated:

(a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank and (ii) the Required Banks under the Existing Credit Agreement;

(b) receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Fulbright & Jaworski LLP, subject to customary assumptions, qualifications and limitations;

(c) receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Funding of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Extended Credit Agreement have been satisfied as of the Second Amendment Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(d) receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(e) receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Second Amendment Effective Date;

(f) receipt by the Administrative Agent and the Banks of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-

money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and

(g) receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ J. ANDREW DON
	Name: Title:	J. Andrew Don Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 - 2017

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank

By:	/s/ JUAN JAVELLANA
	Name: Title:	Juan Javellana Executive Director

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

JPMORGAN CHASE BANK, N.A.

By:	/s/ JUAN JAVELLANA
	Name: Title:	Juan Javellana Executive Director

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ EMILY FREEDMAN
	Name: Title:	Emily Freedman Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

The Bank of Nova Scotia

By:	/s/ THANE RATTEW
	Name: Title:	Thane Rattew Managing Director

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

THE BANK OF TOKYO-MITSUBUSHI UFJ, LTD.

By:	/s/ ROBERT J. MACFARLANE
	Name: Title:	Robert J. MacFarlane Vice President

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ SHERRIE I. MANSON
	Name: Title:	Sherrie I. Manson Senior Vice President

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Royal Bank of Canada

By:	/s/ RAHUL SHAH
	Name: Title:	Rahul Shah Authorized Signatory

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Mizuho Bank (USA)

By:	/s/ RAYMOND VENTURA
	Name: Title:	Raymond Ventura Deputy General Manager

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

U.S. Bank National Association

By:	/s/ ERIC J. COSGROVE
	Name: Title:	Eric J. Cosgrove Vice President

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

SunTrust Bank

By:	/s/ ANDREW JOHNSON
	Name: Title:	Andrew Johnson Director

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

PNC Bank, N.A.

By:	/s/ D. JERMAINE JOHNSON
	Name: Title:	D. Jermaine Johnson Senior Vice President

Signature Page to Amendment No. 2 - 2017

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE ROYAL BANK OF SCOTLAND PLC AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Compass Bank

By:	/s/ MICHAEL DIXON
	Name: Title:	Michael Dixon Senior Vice President

Signature Page to Amendment No. 2 - 2017

SCHEDULE 1

EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$120,000,000.00
The Royal Bank of Scotland PLC	$120,000,000.00
The Bank of Nova Scotia	$37,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$120,000,000.00
KeyBank National Association	$130,000,000.00
The Royal Bank of Canada	$155,000,000.00
Mizuho Bank (USA)	$100,000,000.00
U.S. Bank N.A.	$85,000,000.00
SunTrust Bank	$75,000,000.00
PNC Bank, National Association	$65,000,000.00
Compass Bank	$25,000,000.00

Total:	$1,032,500,000.00

79580.000005 EMF_US 47487971v6

EXHIBIT 1

79580.000005 EMF_US 47487971v6

NOT A LEGAL DOCUMENT

COMPOSITE COPY
REFLECTING AMENDMENT NO. 1
DATED AS OF MARCH 28, 2013
AND AMENDMENT NO. 2
DATED AS OF OCTOBER 28, 2013

REVOLVING CREDIT AGREEMENT

dated as of

October 21, 2011

among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS LISTED HEREIN,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,

THE ROYAL BANK OF SCOTLAND PLC,
as Syndication Agent,

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

KEYBANK NATIONAL ASSOCIATION,

and

ROYAL BANK OF CANADA

as Co-Documentation Agents

J.P. MORGAN SECURITIES LLC,

RBS SECURITIES INC.,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

KEYBANK NATIONAL ASSOCIATION,

79580.000005 EMF_US 47579852v~~1~~3

TABLE OF CONTENTS

PAGE

ARTICLE 1
DEFINITIONS

Section 1.01. Definitions	1
Section 1.02. Accounting Terms and Determinations	20
Section 1.03. Types of Borrowings	~~20~~21
Section 1.04. Letter of Credit	21

ARTICLE 2
THE CREDITS

Section 2.01. Commitments to Lend and Issue Letters of Credit	21
Section 2.02. Notice of Committed Borrowings	23
Section 2.03. Money Market Borrowings	24
Section 2.04. Notice to Banks; Funding of Loans	~~27~~28
Section 2.05. Notes	~~28~~29
Section 2.06. Maturity of Loans	29
Section 2.07. Interest Rates	~~29~~30
Section 2.08. Method of Electing Interest Rates	~~31~~32
Section 2.09. Fees	33
Section 2.10. Optional Termination or Reduction of Commitments	~~34~~35
Section 2.11. Mandatory Termination of Commitments	35
Section 2.12. Optional Prepayments	35
Section 2.13. General Provisions as to Payments	35
Section 2.14. Funding Losses	36
Section 2.15. Computation of Interest and Fees	~~36~~37
Section 2.16. Taxes	~~36~~37
Section 2.17. Increase of Commitments	~~40~~41
Section 2.18. Replacement of Banks	42
Section 2.19. Defaulting Banks	~~43~~44
Section 2.20. Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit; Funding of
Participations.	46
ARTICLE 3
CONDITIONS

Section 3.01. Effectiveness	55
Section 3.02. Prior Credit Agreement	56
Section 3.03. Borrowings and L/C Credit Extensions	~~56~~57

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ARTICLE 4
REPRESENTATIONS AND WARRANTIES

Section 4.01. Corporate Existence, Power and Authority	~~57~~58
Section 4.02. Financial Statements	~~58~~59
Section 4.03. Litigation	~~59~~60
Section 4.04. Governmental Authorizations	~~59~~60
Section 4.05. Members’ Subordinated Certificates	~~59~~60
Section 4.06. No Violation of Agreements	~~59~~60
Section 4.07. No Event of Default under the Indentures	~~60~~61
Section 4.08. Compliance with ERISA	~~60~~61
Section 4.09. Compliance with Other Laws	61
Section 4.10. Tax Status	61
Section 4.11. Investment Company Act	~~61~~62
Section 4.12. Disclosure	~~61~~62
Section 4.13. Subsidiaries	~~61~~62
Section 4.14. Environmental Matters	~~61~~62

ARTICLE 5
COVENANTS

Section 5.01. Corporate Existence	~~62~~63
Section 5.02. Disposition of Assets, Merger, Character of Business, etc	~~62~~63

Section 5.03. Financial Information	~~62~~63
Section 5.04. Default Certificates	~~64~~65
Section 5.05. Notice of Litigation and Defaults	~~64~~65
Section 5.06. ERISA	65
Section 5.07. Payment of Charges	~~65~~66
Section 5.08. Inspection of Books and Assets	66
Section 5.09. Indebtedness	66
Section 5.10. Liens	67
Section 5.11. Maintenance of Insurance	~~67~~68
Section 5.12. Subsidiaries and Joint Ventures	68
Section 5.13. Minimum TIER	69
Section 5.14. Retirement of Patronage Capital	69
Section 5.15. Use of Proceeds	69

ARTICLE 6
DEFAULTS

Section 6.01. Events of Default	~~69~~70
Section 6.02. Actions In Respect Of Letters Of Credit Upon Default	72
Section 6.03. Notice of Default	~~72~~73

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ARTICLE 7
THE ADMINISTRATIVE AGENT

Section 7.01. Appointment and Authorization	~~72~~73
Section 7.02. Administrative Agent and Affiliates	~~72~~73
Section 7.03. Action by Administrative Agent	~~72~~73
Section 7.04. Consultation with Experts	73
Section 7.05. Liability of Administrative Agent	73
Section 7.06. Indemnification	~~73~~74
Section 7.07. Credit Decision	74
Section 7.08. Successor Administrative Agent	~~74~~75
Section 7.09. Co-Documentation Agents, Syndication Agent and Co-Lead
Arrangers Not Liable	~~74~~75

ARTICLE 8
CHANGE IN CIRCUMSTANCES

Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair	75
Section 8.02. Illegality	~~75~~76
Section 8.03. Increased Cost and Reduced Return	~~76~~77
Section 8.04. Base Rate Loans Substituted for Affected Euro-Dollar
Loans	~~78~~79

ARTICLE 9
MISCELLANEOUS

Section 9.01. Notices	79
Section 9.02. No Waivers	~~80~~81
Section 9.03. Expenses; Documentary Taxes; Indemnification	~~80~~81
Section 9.04. Sharing of Set-offs	~~81~~82
Section 9.05. Amendments and Waivers	~~81~~82
Section 9.06. Successors and Assigns	83
Section 9.07. Collateral	~~85~~86
Section 9.08. Governing Law	~~85~~86
Section 9.09. Counterparts; Integration	86
Section 9.10. Several Obligations	~~86~~87
Section 9.11. Severability	~~86~~87
Section 9.12. Confidentiality	~~86~~87
Section 9.13. WAIVER OF JURY TRIAL	87
Section 9.14. USA Patriot Act	~~87~~88
Section 9.15. ICC Transactions	~~87~~88

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Association, and RBC Capital Markets, 1 each in their capacity as co-lead arranger and joint bookrunner.

“Commitment” means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c), the amount of the transferor Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be reduced pursuant to Sections 2.10 and 2.11; provided that, if the context so requires, the term “Commitment” means the obligation of a Bank to make loans pursuant to Section 2.01(a) and purchase participations in L/C Obligations up to, in the aggregate, such amount to the Borrower hereunder.

“Committed Borrowing” means a Borrowing under Section 2.01(a).

“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

“Commitment Termination Date” means October ~~21~~28, ~~2017~~2018 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

“Credit Documentation” has the meaning set forth in Section 9.15.

“Credit Exposure” means with respect to any Bank at any time, (i) the aggregate principal amount of the Loans outstanding and (ii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.

1 RBC Capital Markets is the global brand name for the corporate and investment banking business of Royal Bank of Canada and its affiliates.

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“Required Banks” means at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Funding or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.

“Revolving Credit Period” means the period from and including the Effective Date to but excluding the Commitment Termination Date. 2.01(a).

“Revolving Loan” means a loan made by a Bank pursuant to Section

“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Second 2013 Amendment” means that certain Amendment No. 2 to this Agreement dated as of October 28, 2013, among the Borrower and the Banks party thereto.

“Second 2013 Fee Letter” means that certain Fee Letter dated October 9, 2013 among the Borrower, the Administrative Agent and the Syndication Agent.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” as such term is defined in the Second 2013 Amendment.

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such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e) Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the Second Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the Second 2013 Fee Letter.

Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate the Commitments at any time, if no Loans are outstanding at such time or

(ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.

Section 2.12. Optional Prepayments. (a) Subject in the case of Euro- Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).

(b) Except as provided in Section 2.12(a), the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

(c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

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(b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

(c) the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the date hereof;

(d) the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the aggregate amount of the Commitments (as such Commitments may be increased pursuant to Section 2.17;

(e) the fact that no Default shall have occurred and be continuing;

(f) the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, in the case of the representation set forth in Section 4.06 being made after the Second Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and

(g) the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).

Each Borrowing or L/C Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.

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Section 9.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.14. USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.

Section 9.15. ICC Transactions. Notwithstanding anything to the contrary set forth in this Agreement (without limiting the terms of the penultimate sentence of this Section 9.15), including the 2013 Amendment and the Second 2013 Amendment, or in any of the Notes or other instruments or documents that have been or are in the future executed or delivered pursuant to, or that otherwise relate to, this Agreement, including the 2013 Amendment and the Second 2013 Amendment, or to any Committed Borrowings or Loans hereunder (all of the foregoing, collectively with this Agreement, the “Credit Documentation”), (a) to the extent necessary under the Credit Documentation, the Banks hereby consent to, and waive any Default, Event of Default or other breach, violation, default or noncompliance with the provisions of the Credit Documentation that might otherwise be caused by or be attributable to, the “ICC Transactions” as such term is defined in Schedule 9.15 hereto, and (b) the ICC Transactions, the “ICC Assets,” the “ICC Related Companies” (as such terms are respectively defined in Schedule 9.15 hereto), and the assets, liabilities and operations of the ICC Related Companies (including without limitation any circumstances, events, occurrences, actions or omissions relating to, of or by any of the ICC Related Companies), are hereby excluded from, and shall not be taken into account in applying, interpreting or determining compliance with, the provisions of the Credit Documentation (including without limitation, the definitions, representations, warranties, covenants, agreements, conditions and events of default set forth in the Credit Documentation) and may be excluded from any certifications, notices, reports or statements delivered or to be delivered pursuant to the Credit Documentation. Without limiting the generality of the foregoing, the defined terms “ERISA Group,” “Joint Venture,” “Member” and “Subsidiary,” among others, as used in the Credit Documentation shall not include the ICC Related Companies. Notwithstanding the preceding provisions of this Section 9.15, any new investments in the ICC Related Companies by purchase of equity and/or debt securities, funding (through capital contributions and/or newly originated loans) of working capital or capital expenditure needs of the ICC Related Companies, payment by RTFC (as such term is defined in Schedule 9.15 hereto) or the Borrower of claims of other creditors of the ICC Related Companies, and/or provision of any new guarantees, letters of credit and/or other new credit support or credit enhancement of the debt or other

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COMMITMENT SCHEDULE

Institution	Commitment
JPMorgan Chase Bank, N.A.	$120,000,000.00
The Royal Bank of Scotland plc	$120,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$120,000,000.00
KeyBank National Association	$130,000,000.00
Royal Bank of Canada	$155,000,000.00
Mizuho ~~Corporate~~ Bank, (USA)	$100,000,000.00
U.S. Bank N.A	$85,000,000.00
SunTrust Bank	$75,000,000.00
PNC Bank, National Association	$65,000,000.00
The Bank of Nova Scotia	$37,500,000.00
Compass Bank	$25,000,000.00
Total:	$1,032,500,000.00

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Commitment Schedule